                                                                   EXHIBIT 10.65

================================================================================

                                    INDENTURE

                                     between

                          OPTION ONE OWNER TRUST 2003-4
                                    as Issuer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                              as Indenture Trustee

                            Dated as of August 8,2003

                          OPTION ONE OWNER TRUST 2003-4
                             MORTGAGE-BACKED NOTES
================================================================================

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                                TABLE OF CONTENTS

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                                                                                                        PAGE
ARTICLE I   DEFINITIONS                                                                                   2
      Section 1.01    Definitions                                                                         2
      Section 1.02    Rules of Construction                                                               7
ARTICLE II  GENERAL PROVISIONS WITH RESPECT TO THE NOTES                                                  8
      Section 2.01    Method of Issuance and Form of Notes                                                8
      Section 2.02    Execution, Authentication, Delivery and Dating                                      8
      Section 2.03    Registration; Registration of Transfer and Exchange                                 9
      Section 2.04    Mutilated, Destroyed, Lost or Stolen Notes                                         10
      Section 2.05    Persons Deemed Noteholders                                                         11
      Section 2.06    Payment of Principal and/or Interest; Defaulted Interest                           11
      Section 2.07    Cancellation                                                                       12
      Section 2.08    Conditions Precedent to the Authentication of the Notes                            12
      Section 2.09    Release of Collateral                                                              14
      Section 2.10    Additional Note Principal Balance                                                  14
      Section 2.11    Tax Treatment                                                                      14
      Section 2.12    Limitations on Transfer of the Notes                                               14
ARTICLE III COVENANTS                                                                                    15
      Section 3.01    Payment of Principal and/or Interest                                               15
      Section 3.02    Maintenance of Office or Agency                                                    15
      Section 3.03    Money for Payments to Be Held in Trust                                             16
      Section 3.04    Existence                                                                          17
      Section 3.05    Protection of Collateral                                                           17
      Section 3.06    Negative Covenants                                                                 18
      Section 3.07    Performance of Obligations; Servicing of Loans                                     19
      Section 3.08    Reserved                                                                           20
      Section 3.09    Annual Statement as to Compliance                                                  20
      Section 3.10    Covenants of the Issuer                                                            21
      Section 3.11    Servicer's Obligations                                                             21
      Section 3.12    Restricted Payments                                                                21
      Section 3.13    Treatment of Notes as Debt for All Purposes                                        21
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                                TABLE OF CONTENTS
                                   (continued)

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
      Section 3.14    Notice of Events of Default                                                        21
      Section 3.15    Further Instruments and Acts                                                       21
ARTICLE IV  SATISFACTION AND DISCHARGE                                                                   21
      Section 4.01    Satisfaction and Discharge of Indenture                                            21
      Section 4.02    Application of Trust Money                                                         22
      Section 4.03    Repayment of Moneys Held by Paying Agent                                           23
ARTICLE V   REMEDIES                                                                                     23
      Section 5.01    Events of Default                                                                  23
      Section 5.02    Acceleration of Maturity; Rescission and Annulment                                 25
      Section 5.03    Collection of Indebtedness and Suits for Enforcement by Indenture Trustee          25
      Section 5.04    Remedies; Priorities                                                               27
      Section 5.05    Optional Preservation of the Collateral                                            29
      Section 5.06    Limitation of Suits                                                                29
      Section 5.07    Unconditional Rights of Noteholders to Receive Principal and/or Interest           30
      Section 5.08    Restoration of Rights and Remedies                                                 30
      Section 5.09    Rights and Remedies Cumulative                                                     30
      Section 5.10    Delay or Omission Not a Waiver                                                     30
      Section 5.11    Control by Noteholders                                                             30
      Section 5.12    Waiver of Past Defaults                                                            31
      Section 5.13    Undertaking for Costs                                                              31
      Section 5.14    Waiver of Stay or Extension Laws                                                   32
      Section 5.15    Action on Notes                                                                    32
      Section 5.16    Performance and Enforcement of Certain Obligations                                 32
ARTICLE VI  THE INDENTURE TRUSTEE                                                                        33
      Section 6.01    Duties of Indenture Trustee                                                        33
      Section 6.02    Rights of Indenture Trustee                                                        34
      Section 6.03    Individual Rights of Indenture Trustee                                             35
      Section 6.04    Indenture Trustee's Disclaimer                                                     35
      Section 6.05    Notices of Default                                                                 35
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                                TABLE OF CONTENTS
                                   (continued)

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                                                                                                        PAGE
      Section 6.06    Reports by Indenture Trustee to Holders                                            35
      Section 6.07    Compensation and Indemnity                                                         35
      Section 6.08    Replacement of Indenture Trustee                                                   36
      Section 6.09    Successor Indenture Trustee by Merger                                              37
      Section 6.10    Appointment of Co-Indenture Trustee or Separate Indenture Trustee                  37
      Section 6.11    Eligibility                                                                        38
ARTICLE VII  NOTEHOLDERS' LISTS AND REPORTS                                                              39
      Section 7.01    Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders             39
      Section 7.02    Preservation of Information                                                        39
      Section 7.03    144A Information                                                                   39
ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES                                                        39
      Section 8.01    Collection of Money                                                                39
      Section 8.02    Trust Accounts; Distributions                                                      40
      Section 8.03    General Provisions Regarding Trust Accounts                                        40
      Section 8.04    The Paying Agent                                                                   41
      Section 8.05    Release of Collateral                                                              41
      Section 8.06    Opinion of Counsel                                                                 41
ARTICLE IX   SUPPLEMENTAL INDENTURES                                                                     42
      Section 9.01    Supplemental Indentures Without the Consent of the Noteholders                     42
      Section 9.02    Supplemental Indentures with Consent of Noteholders                                43
      Section 9.03    Execution of Supplemental Indentures                                               44
      Section 9.04    Effect of Supplemental Indentures                                                  44
      Section 9.05    Reference in Notes to Supplemental Indentures                                      44
ARTICLE X    REDEMPTION OF NOTES; PUT OPTION                                                             45
      Section 10.01   Redemption                                                                         45
      Section 10.02   Form of Redemption Notice                                                          45
      Section 10.03   Notes Payable on Redemption Date                                                   45
      Section 10.04   Put Option                                                                         45
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                                TABLE OF CONTENTS
                                   (continued)

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
      Section 10.05   Form of Put Option Notice                                                          46
      Section 10.06   Notes Payable on Put Date                                                          46
ARTICLE XI MISCELLANEOUS                                                                                 46
      Section 11.01   Compliance Certificates and Opinions, etc.                                         46
      Section 11.02   Form of Documents Delivered to Indenture Trustee                                   46
      Section 11.03   Acts of Noteholders                                                                47
      Section 11.04   Notices, etc., to Indenture Trustee and Issuer                                     48
      Section 11.05   Notices to Noteholders; Waiver                                                     48
      Section 11.06   Effect of Headings and Table of Contents                                           49
      Section 11.07   Successors and Assigns                                                             49
      Section 11.08   Separability                                                                       49
      Section 11.09   Benefits of Indenture                                                              49
      Section 11.10   Legal Holidays                                                                     49
      Section 11.11   GOVERNING LAW                                                                      49
      Section 11.12   Counterparts                                                                       49
      Section 11.13   Recording of Indenture                                                             49
      Section 11.14   Trust Obligation                                                                   50
      Section 11.15   No Petition                                                                        50
      Section 11.16   Inspection                                                                         50
      Section 11.17   Limitation on Liability                                                            50
EXHIBIT A
EXHIBIT F-1
EXHIBIT B-2
EXHIBIT B-3
EXHIBIT C
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                                      -iv-

                                    INDENTURE

            INDENTURE dated as of August 8, 2003 (the "Indenture"), between OPTION ONE OWNER TRUST 2003-4, a Delaware statutory trust, as Issuer (the "Issuer"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Indenture Trustee (the "Indenture Trustee").

                                WITNESSETH THAT:

            In consideration of the mutual covenants herein contained, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of Notes, issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders.

                                 GRANTING CLAUSE

            Subject to the terms of this Indenture, the Issuer hereby Grants on the Closing Date, to the Indenture Trustee, as Indenture Trustee for the benefit of the Noteholders, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in and to: (i) such Loans as from time to time are subject to the Sale and Servicing Agreement as listed in the Loan Schedule, as the same may be amended or supplemented on each Transfer Date and by the removal of Deleted Loans and Unqualified Loans and by the addition of Qualified Substitute Loans, together with the Servicer's Loan Files and the Custodial Loan Files relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in the Mortgaged Properties, (iii) all payments in respect of interest and principal with respect to each Loan received on or after the related Transfer Cut-off Date, (iv) such assets as from time to time are identified as Foreclosure Property, (v) the Distribution Account, the Collection Account and the Transfer Obligation Account, including, without limitation, all amounts and funds on deposit therein and credited thereto and all financial assets (as defined in Section 8-102(s) of the UCC) held in or credited to such accounts, including, without limitation, all Permitted Investments (including, without limitation, all security entitlements (as defined in Section 8-102(17) of the UCC) of the Issuer therein), (vi) lenders' rights under all Mortgage Insurance Policies and to any Mortgage Insurance Proceeds, (vii) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, (viii) all right, title and interest of the Trust (but none of the obligations) in and to the obligations of Hedging Counterparties under Hedging Instruments; (ix) all right, title and interest of each of the Depositor, the Loan Originator and the Trust in and under the Basic Documents including, without limitation, the obligations of the Loan Originator under the Loan Purchase and Contribution Agreement and/or the Master Disposition Confirmation Agreement, and all proceeds of any of the foregoing, (x) all right, title and interest of the Issuer in and to the Sale and Servicing Agreement, (including the Issuer's right to cause the Loan Originator to repurchase Loans from the Issuer under certain circumstances described therein), (xi) all other Property of the Trust from time to time and (xii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash and noncash proceeds (each as defined in Section 9-102(a) of the UCC), accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, securities accounts, insurance proceeds, condemnation awards, payment intangibles, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

            The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

            The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trusts hereunder and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders may adequately and effectively be protected.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01 Definitions, (a) Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture.

            Act" has the meaning specified in Section 11.03 (a) hereof.

            Additional Note Principal Balance" As defined in the Sale and Servicing Agreement.

            "Administration Agreement" means the Administration Agreement dated as of August 8, 2003, between the Issuer and the Administrator.

            "Administrator" means Option One Mortgage Corporation, or any successor Administrator under the Administration Agreement.

            "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

            "Basic Documents" As defined in the Sale and Servicing Agreement.

            "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit C to the Trust Agreement.

            "Change of Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of outstanding shares of voting stock of the Option One Mortgage Corporation at any time if after giving effect to such acquisition (i) such Person or Persons owns twenty percent (20%) or more of such outstanding voting stock or (ii) H&R Block, Inc. does not own more than fifty percent (50%) of such outstanding shares of voting stock.

            "Clean-up Call Date" As defined in the Sale and Servicing Agreement.

            "Closing Date" means August 8, 2003.

            "Collateral" has the meaning specified in the Granting Clause of this Indenture.

            "Commission" means the Securities and Exchange Commission.

            "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Indenture is located, for note transfer purposes, at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Option One Owner Trust 2003-4, telecopy number:
(612) 667-6282, telephone number: (800) 344-5128, and for all other purposes, at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Option One Owner Trust 2003-4, telecopy number: (410) 715-2380, telephone number: (410) 884-2000, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by notice to the Noteholders and the Issuer.

            "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

            "Depositor" shall mean Option One Loan Warehouse Corporation, a Delaware corporation; in its capacity as depositor under the Sale and Servicing Agreement, or any successor in interest thereto.

            "Depository Institution" means any depository institution or trust company, including the Indenture Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated at a rating to which the Majority Noteholders consent in writing.

            "Event of Default" has the meaning specified in Section 5.01 hereof.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Executive Officer" means, with respect to (i) the Depositor, the Servicer, the Loan Originator or any Affiliate of any of them, the President, any Vice President or the

Treasurer of such corporation; and with respect to any partnership, any general partner thereof, (ii) the Note Registrar, any Responsible Officer of the Indenture Trustee, (iii) any other corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such entity and
(iv) any partnership, any general partner thereof.

            "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to or receive thereunder or with respect thereto.

            "Holder" means the Person in whose name a Note is registered on the Note Register.

            "ICA Owner" means "beneficial owner" as such term is used in Section 3(c)(1) of the Investment Company Act of 1940, as amended (other than any persons who are excluded from such term or from the 100-beneficial owner test of
Section 3(c)(l) by law or regulations adopted by the Securities and Exchange Commission.

            "Indenture" means this Indenture and any amendments hereto.

            "Indenture Trustee" means Wells Fargo Bank Minnesota, National Association, a national banking association, as Indenture Trustee under this Indenture, or any successor Indenture Trustee hereunder.

            "Issuer" means Option One Owner Trust 2003-4.

            "Issuer Order" and "Issuer Request" mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

            "Loan Originator" means Option One Mortgage Corporation, a California corporation.

            "Majority Certificateholders" As defined in the Sale and Servicing Agreement.

            "Maturity Date" As defined in the Note Purchase Agreement.

            "Maximum Note Principal Balance" As defined in the Note Purchase Agreement.

            "Note" means any Note authorized by and authenticated and delivered under this Indenture.

            "Note Interest Rate" As defined in the Note Purchase Agreement.

            "Note Principal Balance" As defined in the Sale and Servicing Agreement.

            "Note Purchase Agreement" means the Note Purchase Agreement dated as of August 8, 2003, among the Issuer, the Depositor, the conduit purchasers party thereto, the committed purchasers party thereto and Bank One, NA (Main Office Chicago).

            "Note Redemption Amount" As defined in the Sale and Servicing Agreement.

            "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.03 hereof.

            "Noteholder" means the Person in whose name a Note is registered on the Note Register.

            "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer or the Administrator, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 hereof, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the issuer or the Administrator.

            "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be an employee of or counsel to the Issuer, and which opinion or opinions shall be addressed to the Indenture Trustee, as Indenture Trustee, and shall comply with any applicable requirements of Section 11.01 hereof and shall be in form and substance satisfactory to the Initial Noteholder.

            "Outstanding" means, with respect to any Note and as of the date of determination, any Note theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has theretofore been deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice satisfactory to the Indenture Trustee has been made); and

                  (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, however, that in determining whether the Noteholders representing, the requisite Percentage Interests of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture

Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee actually knows to be owned in such manner shall be disregarded. Notes owned in such manner that have been pledged in good faith may be regarded as Outstanding if the pledgee certifies to the Indenture Trustee (y) that the pledgee has the right so to act with respect to such Notes and (z) that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons.

            "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

            "Paying Agent" means (unless the Paying Agent is the Servicer) a Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 hereof and is authorized by the Issuer to make payments to and distributions from the Collection Account and the Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer. The initial Paying Agent shall be the Servicer; provided that if the Servicer is terminated as Paying Agent for any reason, the Indenture Trustee shall be the Paying Agent until another Paying Agent is appointed by the Initial Noteholder pursuant to Section 8.04 herein. The Indenture Trustee shall be entitled to reasonable additional compensation for assuming the role of Paying Agent.

            "Payment Date" As defined in the Sale and Servicing Agreement.

            "Percentage Interest" means, with respect to any Note and as of any date of determination, the percentage equal to a fraction, the numerator of which is the principal balance of such Note as of such date of determination and the denominator, of which is the Note Principal Balance.

            "Person" As defined in the Sale and Servicing Agreement.

            "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.04 hereof in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

            "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

            "Record Date" As defined in the Sale and Servicing Agreement.

            "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.01 hereof, the Payment Date specified by the Servicer pursuant to such Section 10.01.

            "Registered Holder" means the Person in the name of which a Note is registered on the Note Register on the applicable Record Date.

            "Revolving Period" As defined in the Sale and Servicing Agreement.

            "Sale Agent" has the meaning assigned to such term in Section 5.11 hereof.

            "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of August 8, 2003, among the Issuer, the Depositor, the Servicer, the Loan Originator and the Indenture Trustee on behalf of the Noteholders.

            "Servicer" shall mean Option One Mortgage Corporation, in its capacity as servicer under the Sale and Servicing Agreement, and any successor servicer thereunder.

            "State" means any one of the States of the United States of America or the District of Columbia.

            "Termination Price" As defined in the Sale and Servicing Agreement.

            "Transfer Date" As defined in the Sale and Servicing Agreement.

            "Trust Agreement" means the Trust Agreement dated as of August 8, 2003 between the Depositor and the Owner Trustee.

            "Trust Certificate" has the meaning assigned to such term in Section
1.1 of the Trust Agreement.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

            (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Sale and Servicing Agreement for all purposes of this Indenture.

      Section 1.02 Rules of Construction. Unless the context otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular; and

                  (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                  GENERAL PROVISIONS WITH RESPECT TO THE NOTES

      Section 2.01 Method of Issuance and Form of Notes.

            (a) The Notes shall be designated generally as the "Option One Owner Trust 2003-4 Mortgage-Backed Notes" of the Issuer. Each Note shall bear upon its face the designation so selected for the Notes. All Notes shall be identical in all respects except for the denominations thereof. All Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits thereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.

            The Notes may be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

            Each Note shall be dated the date of its authentication.

            The terms of the Notes shall be set forth in this Indenture.

            The Notes shall be in definitive form and shall bear a legend substantially in the form of Exhibit C attached hereto.

      Section 2.02 Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee or the Administrator. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

            Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee or the Administrator shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

            Subject to the satisfaction of the conditions set forth in Section
2.08 hereof, the Indenture Trustee shall upon Issuer Order authenticate and deliver the Notes.

            The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated as of such Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication. The Notes shall be issued in such denominations as may be agreed by the Issuer and the Initial Noteholder.

            No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

      Section 2.03 Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

            If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of the Notes.

            Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02 hereof, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate Note Principal Balance.

            At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

            All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

            Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to the form of Note attached as Exhibit A hereto duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Transfer Agents' Medallion Program ("STAMP").

            No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.05 hereof not involving any transfer.

            The preceding provisions of this Section 2.03 notwithstanding, the Issuer shall not be required to make, and the Note Registrar need not register, transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

      Section 2.04 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer and Indenture Trustee such security or indemnity as may reasonably be required by it to hold the Issuer and the Indenture Trustee, as applicable, harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, an Authorized Officer of the Owner Trustee or the Administrator on behalf of the Issuer shall execute, and upon its written request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If. after the, delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer shall be entitled to recover such replacement Note (or such payment) from the Person to which it was delivered or any Person taking such replacement Note from such Person to which such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

            Upon the issuance of any replacement Note under this Section 2.04, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

            Every replacement Note issued pursuant to this Section 2.04 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

            The provisions of this Section 2.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      Section 2.05 Persons Deemed Noteholders. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which any Note is registered (as of the day of determination) as the Noteholder for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      Section 2.06 Payment of Principal and/or Interest; Defaulted Interest.

            (a) The Notes shall accrue interest at the Note Interest Rate, and such interest shall be payable on each Payment Date, subject to Section 3.01 hereof. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in the name of which such Note (or one or more Predecessor Notes) is registered on the next preceding Record Date based on the Percentage Interest represented by its respective Note, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall own of record Notes having a Percentage Interest of at least 20% and shall have so notified the Paying Agent and the Indenture Trustee, and otherwise by check mailed to the address of such Noteholder appearing in the Note Register no less than five days preceding the related Record Date. The final installment of principal payable with respect to such Note shall be payable as provided in
Section 2.06(b) below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03 hereof.

            (b) The principal of each Note shall be payable in installments on each Payment Date as provided in Sections 5.01 and 5.02 of the Sale and Servicing Agreement and Section 5.04(b) hereof. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the earlier of (1) the Maturity Date, (ii) the Redemption Date, (iii) the Final Put Date and (iv) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Majority Noteholders shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 hereof.

            All principal payments on the Notes shall be made pro rata to the Noteholders based on their respective Percentage Interests. The Paying Agent shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be provided to Noteholders as set forth in Section 10.02 hereof.

      Section 2.07 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall promptly be canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall promptly be canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.07, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, however, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

      Section 2.08 Conditions Precedent to the Authentication of the Notes. The Notes may be authenticated by the Indenture Trustee upon receipt by the Indenture Trustee of the following:

            (a) An Issuer Order authorizing authentication of such Notes by the Indenture Trustee;

            (b) All of the items of Collateral which are to be delivered pursuant to the Basic Documents to the Indenture Trustee or its designee by the related Closing Date shall have been delivered;

            (c)   An executed counterpart of each Basic Document;

            (d) One or more Opinions of Counsel addressed to the Indenture Trustee to the effect that:

                  (i) all conditions precedent provided for in this Indenture relating to the authentication of the Notes have been complied with;

                  (ii) the Owner Trustee has power and authority to execute, deliver and perform its obligations under the Trust Agreement;

                  (iii) the Issuer has been duly formed, is validly existing as a statutory trust under the laws of the State of Delaware, 12 Del. C. Section 3801 et seq. and has power, authority and legal right to execute and deliver this Indenture, the Note Purchase Agreement, the Custodial Agreement, the Administration Agreement and the Sale and Servicing Agreement;

                  (iv) assuming due authorization, execution and delivery hereof by the Indenture Trustee, the Indenture is a valid, legal and binding obligation of the Issuer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a Proceeding in equity or at law);

                  (v) the Notes, when executed and authenticated as provided herein and delivered against payment therefor, will be the valid, legal and binding obligations of the Issuer pursuant to the terms of this Indenture, entitled to the benefits of this Indenture, and will be enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a Proceeding in equity or at law);

                  (vi) Reserved;

                  (vii) this Indenture is not required to be qualified under the Trust Indenture Act;

                  (viii) no authorization, approval or consent of any governmental body having jurisdiction in the premises which has not been obtained by the Issuer is required to be obtained by the Issuer for the valid issuance and delivery of the Notes, except that no opinion need be expressed with respect to any such authorizations, approvals or consents as may be required under any state securities or "blue sky" laws; and

                  (ix) any other matters that the Indenture Trustee may reasonably request.

            (e)   An Officer's Certificate complying with the requirements of
Section 11.01 hereof and stating that:

                  (i) the Issuer is not in Default under this Indenture and the issuance of the Notes applied for will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust Agreement, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with;

                  (ii) the Issuer is the owner of all of the Loans, has not assigned any interest or participation in the Loans (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant all of the Loans to the Indenture Trustee;

                  (iii) the Issuer has Granted to the Indenture Trustee all of its right, title and interest in and to the Collateral, and has delivered or caused the same to be delivered to the Indenture Trustee; and

                  (iv) all conditions precedent provided for in this Indenture relating to the authentication of the Notes have been complied with.

      Section 2.09 Release of Collateral.

            (a) Except as otherwise provided by the terms of the Basic Documents, the Indenture Trustee shall release the Collateral from the lien of this Indenture only upon receipt of an Issuer Request accompanied by the written consent of the Majority Noteholders in accordance with the procedures set forth in the Custodial Agreement. To the extent it deems necessary, the Indenture Trustee may seek direction from the Initial Noteholder with regard to the release of Collateral other than the Custodial Loan File.

            (b) The Indenture Trustee shall, if requested by the Servicer, temporarily release or cause the Custodian temporarily to release to the Servicer the Custodial Loan File pursuant to the provisions of Section 6 of the Custodial Agreement upon compliance by the Servicer with the provisions thereof; provided, however, that the Custodian's records shall indicate the Issuer's pledge to the Indenture Trustee under the Indenture.

      Section 2.10 Additional Note Principal Balance. In the event of payment of Additional Note Principal Balance by the Noteholders as provided in Section 2.01(c) of the Sale and Servicing Agreement, each Noteholder shall, and is hereby authorized to, record on the schedule attached to its Note the date and amount of any Additional Note Principal Balance advanced by it, and each repayment thereof; provided that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder's rights with respect to its Additional Note Principal Balance and its right to receive interest payments in respect of the Additional Note Principal Balance held by such Noteholder.

            Absent manifest error, the Note Principal Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee and the Issuer; provided that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive principal and interest payments in respect thereof.

      Section 2.11 Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that for all purposes, including federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, agree to treat the Notes for all purposes, including federal, state and local income, single business and franchise tax purposes, as indebtedness of the Issuer. The Indenture Trustee will have no responsibility for filing or preparing any tax returns.

      Section 2.12 Limitations on Transfer of the Notes.

            (a) The Notes have not been and will not be registered under the Securities Act and will not be listed on any exchange. No transfer of a Note shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and all applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In order to assure compliance with the Securities Act and state securities laws, any transfer of a Note shall be made (A) in reliance on Rule 144A under the Securities Act, in which case, the Indenture Trustee shall require that the transferor deliver a certification substantially in the form of Exhibit B-1 hereto and that the transferee deliver a certification substantially in the form of Exhibit B-3 hereto, or (B) to an institutional "accredited investor" within the meaning of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act that is not a "qualified institutional buyer," in which case the Indenture Trustee shall require that the transferee deliver a certification substantially in the form of Exhibit B-2 hereto. The Indenture Trustee shall not make any transfer or re-registration of the Notes if after such transfer or re-registration, there would be more than five Noteholders. Each Noteholder shall, by its acceptance of a Note, be deemed to have represented and warranted that the number of ICA Owners with respect to all of its Notes shall not exceed four.

            (b) The Note Registrar shall not register the transfer of any Note unless the Indenture Trustee has received a certificate from the transferee to the effect that either (1) the transferee is not an employee benefit plan or other retirement plan or arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended (each, a "Plan"), and is not acting on behalf of or investing the assets of a Plan or (ii) if the transferee is a Plan or is acting on behalf of or investing the assets of a Plan, the conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts) and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

                                   ARTICLE III

                                    COVENANTS

      Section 3.01 Payment of Principal and/or Interest. The Issuer will duly and punctually pay (or will cause to be paid duly and punctually) the principal of and interest on the Notes in accordance with the terms of the Notes, this Indenture and the Sale and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture. The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral, as provided in this Indenture. The Issuer shall not otherwise be liable for payments on the Notes. If any other provision of this Indenture shall be deemed to conflict with the provisions of this Section
3.01 the provisions of this Section 3.01 shall control.

      Section 3.02 Maintenance of Office or Agency. The Indenture Trustee shall maintain at the Corporate Trust Office an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Indenture Trustee shall give prompt written notice to the Issuer of the location, and of any change in the location, of any such office or agency.

      Section 3.03 Money for Payments to Be Held in Trust. As provided in
Section 8.02(a) and (b) hereof, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Distribution Account pursuant to Section 8.02(c) hereof shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and to amounts so withdrawn from the Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.

      Any Paying Agent shall be appointed by the Initial Noteholder with written notice thereof to the Indenture Trustee. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee or Servicer) which is not, at the time of such appointment, a Depository Institution.

      The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such Default, upon the written request of the Majority Noteholders or the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Issuer shall have first provided the calculations pertaining thereto to the Indenture Trustee.

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Subject to applicable laws with respect to escheat of funds or abandoned property, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published, once in a newspaper of general circulation in the City of New York customarily published in the English language on each Business Day, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed at the last address of record for each such Noteholder determinable from the records of the Indenture Trustee or of any Paying Agent. Any costs and expenses of the Indenture Trustee and the Paying Agent incurred in the holding of such funds shall be charged against such funds. Monies so held shall not bear interest.

      Section 3.04 Existence. (a) Subject to subparagraph (b) of this Section 3.04, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral. The Issuer shall comply in all respects with the covenants contained in the Trust Agreement, including without limitation, the "special purpose entity" set forth in Section 4.1 thereof.

            (a) Any successor to the Owner Trustee appointed pursuant to Section
10.2 of the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

            (b) Upon any consolidation or merger of or other succession to the Owner Trustee, the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

      Section 3.05 Protection of Collateral. The Issuer will from time to time execute and deliver all such reasonable supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) provide further assurance with respect to the Grant of all or any portion of the Collateral;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any rights with respect to the Collateral; and

                  (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all Persons and parties.

            The Issuer hereby designates the Administrator, its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.05.

      Section 3.06 Negative Covenants. Without the written consent of the Majority Noteholders, so long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in any part of the Trust Estate, unless directed to do so by the Noteholders as permitted herein;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (iii) engage in any business or activity other than as expressly permitted by this Indenture and the other Basic Documents, other than in connection with, or relating to, the issuance of Notes pursuant to this Indenture, or amend this Indenture as in effect on the Closing Date other than in accordance with Article IX hereof;

                  (iv) issue any debt obligations except under this Indenture;

                  (v) incur or assume any indebtedness or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

                  (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

                  (vii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes except as may expressly be permitted hereby, (B) except as provided in the Basic Documents, permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case, on any Mortgaged Property and arising solely as a result of an action or omission of the related Borrowers) or
(C) except as provided in the Basic Documents, permit any Person other than itself, the Owner Trustee and the Noteholders to have any right, title or interest in the Trust Estate;

                  (viii) remove the Administrator without the prior written consent of the Majority Noteholders; or

                  (ix) take any other action or fail to take any action which may cause the Trust to be taxable as (a) an association pursuant to Section 7701 of the Code and the corresponding regulations, or (b) as a taxable mortgage pool pursuant to Section 7701(i) of the Code.

      Section 3.07 Performance of Obligations; Servicing of Loans.

            (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Basic Documents or such other instrument or agreement.

            (b) The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Administrator under the Administration Agreement) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

            (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, in the Basic Documents and in the instruments and agreements included in the Collateral, including but not limited to (i) filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement and (ii) recording or causing to be recorded all Mortgages, Assignments of Mortgage, all intervening Assignments of Mortgage and all assumption and modification agreements required to be recorded by the terms of the Sale and Servicing Agreement, in accordance with and within the time periods provided for in this Indenture and/or the Sale and Servicing Agreement, as applicable. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Majority Noteholders.

            (d) If the Issuer shall have knowledge of the occurrence of a Servicing Event of Default, the Issuer shall promptly notify the Indenture Trustee and the Initial Noteholder thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicing Event of Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Loans, the Issuer shall take all reasonable steps available to it to remedy such failure.

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

            (e) Reserved.

            (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a successor servicer is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such successor servicer.

            (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise permitted by the Sale and Servicing Agreement) or the Basic Documents, or waive timely performance or observance by the Servicer or the Depositor under the Sale and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of Noteholders evidencing 100% Percentage Interests of the Outstanding Notes. If any such amendment, modification, supplement or waiver shall so be consented to by the Indenture Trustee, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

      Section 3.08 Reserved.

      Section 3.09 Annual Statement as to Compliance. So long as the Notes are Outstanding, the Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year beginning on May 1, 2004, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has materially complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

      Section 3.10 Covenants of the Issuer. All covenants of the Issuer in this Indenture are covenants of the Issuer and are not covenants of the Owner Trustee. The Owner Trustee is, and any successor Owner Trustee under the Trust Agreement will be, entering into this Indenture solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

      Section 3.11 Servicer's Obligations. The Issuer shall cause the Servicer to comply with the Sale and Servicing Agreement.

      Section 3.12 Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Servicer, the Indenture Trustee, the Owner Trustee, the Noteholders and the holders of the Trust Certificates as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement and (y) payments to the Indenture Trustee pursuant to Section 1(a)(ii) of the Administration Agreement. The Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Distribution Account except in accordance with this Indenture and the Basic Documents.

      Section 3.13 Treatment of Notes as Debt for All Purposes. The Issuer shall, and shall cause the Administrator to, treat the Notes as indebtedness for all purposes.

      Section 3.14 Notice of Events of Default. The Issuer shall give the Indenture Trustee and the Initial Noteholder prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Loan Originator of their respective obligations under any of the Basic Documents.

      Section 3.15 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

      Section 4.01 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes (except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04 and 3.10 hereof, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 hereof and the obligations of the Indenture Trustee under Section 4.02 hereof) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments satisfactory to it, and prepared and delivered to it by the Issuer, acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when all of the following have occurred:

            (A) either

                  (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.04 hereof and (ii) Notes for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03 hereof) shall have been delivered to the Indenture Trustee for cancellation; or

                  (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                        a. shall have become due and payable, or

                        b. are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

                        c. and the Issuer, in the case of clause a. or b. above, has irrevocably deposited or caused irrevocably to be deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Maturity Date or the Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01 hereof), as the case may be; and

            (B) the latest of (a) the payment in full of all outstanding obligations under the Notes, (b) the payment in full of all unpaid Trust Fees and Expenses and (c) the date on which the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

            (C) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 11.01 hereof and, subject to Section 11.02 hereof, each stating that all conditions precedent herein provided for, relating to the satisfaction and discharge of this Indenture with respect to the Notes, have been complied with.

      Section 4.02 Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and/or interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

      Section 4.03 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.03 hereof and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V

                                    REMEDIES

      Section 5.01 Events of Default. "Event of Default." wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) notwithstanding any insufficiency of funds in the Distribution Account for payment thereof on the related Payment Date, default in the payment of any interest on any Note when the same becomes due and payable; or

            (b) notwithstanding any insufficiency of funds in the Distribution Account for payment thereof on the related Payment Date, default in the payment of any installment of the Overcollateralization Shortfall of any Note (i) on any Payment Date or (ii) on the Maturity Date, or, to the extent that there are funds available in the Distribution Account therefor, default in the payment of any installment of the principal of any Note from such available funds, as a result of the occurrence of a Rapid Amortization Trigger; or

            (c) the occurrence of a Servicer Event of Default; or

            (d) default in the observance or performance of any covenant or agreement of the Issuer made in any Basic Document to which it is a party (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.01 specifically dealt with), or any representation or warranty of the Issuer made in any Basic Document to which it is a party or in any certificate or other writing delivered pursuant thereto or is in connection therewith proving to have been incorrect in any material respect as of the time when the same shall have been made (except that the materiality standard in this subsection (d) shall not apply to any such representation or warranty which is qualified by a materiality standard by its terms), and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee, or to the Issuer, the Depositor and the Indenture Trustee by Noteholders evidencing at least 25% Percentage Interests of the Outstanding Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

            (e) default in the observance or performance of any covenant or agreement of the Depositor made in any Basic Document to which it is a party or any representation or warranty of the Depositor (except as otherwise expressly provided in the Basic Documents with respect to representations and warranties regarding the Loans) or Loan Originator made in any Basic Document to which they are a party, proving to have been incorrect in any material respect as of the time when the same shall have been made (except that the materiality standard in this subsection (e) shall not apply to any such representation or warranty which is qualified by a materiality standard by its terms), and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (or five days in the case of the failure of the Loan Originator to make a payment in respect of the Transfer Obligation) after there shall have been given, by registered or certified mail, to the Issuer and the Depositor by the Indenture Trustee, or to the Issuer, the Depositor and the Indenture Trustee by Noteholders evidencing at least 25% Percentage Interests of the Outstanding Notes, a written notice specifying such Default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

            (f) default in the observance or performance of any covenant or agreement of the Loan Originator made in any repurchase agreement, loan and security agreement or other similar credit facility agreement entered into by the Loan Originator and any third party for borrowed funds in excess of $10,000,000, including any default which entitles any party to require acceleration or prepayment of any indebtedness thereunder; or

            (g) the filing of an involuntary petition under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect in a court having jurisdiction over the Issuer, the Depositor or the Loan Originator, or the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer, the Depositor or the Loan Originator or for any substantial part of the or all or substantially all of the Collateral which shall remain unstayed and in effect for a period of 60 consecutive days or the entry of a decree or order for relief in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the ordering of the winding-up or liquidation of the affairs of the Issuer, the Depositor or the Loan Originator; or

            (h) the commencement by the Issuer, the Depositor or the Loan Originator of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer, the Depositor or the Loan Originator to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer, the Depositor or the Loan Originator or for any substantial part of the Collateral, or the making by the Issuer, the Depositor or the Loan Originator of any general assignment for the benefit of creditors, or the failure by the Issuer, the Depositor or the Loan Originator generally to pay its respective debts as such debts become due, or the taking of any action by the Issuer, the Depositor or the Loan Originator in furtherance of any of the foregoing; or

            (i) a Change of Control of the Loan Originator; or

            (j) the Notes shall be Outstanding on the day after the end of the Revolving Period.

            The Issuer shall deliver to the Indenture Trustee, promptly (and in any event within five days) after the occurrence thereof, written notice in the form of an Officer's Certificate of any Event of Default, or any event which with the giving of notice and the lapse of time would become an Event of Default under clauses (d) or (e) above, the status of such event and what action the Issuer or the Depositor, as applicable, is taking or proposes to take with respect thereto.

      Section 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee, at the direction or upon the prior written consent of the Majority Noteholders, may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration, the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

            At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the moneys due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Majority Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

            (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (1) all payments of principal of and/or interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (2) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

            (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12 hereof. No such rescission shall affect any subsequent default or impair any right consequent thereto.

      Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

            (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of two days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and/or interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

            (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee shall at the direction of the Majority Noteholders, subject to Section 5.06(c), institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

            (c) If an Event of Default occurs and is continuing, the Indenture Trustee shall at the direction of the Majority Noteholders, as more particularly provided in Section 5.04 hereof, subject to Section 5.06(c) hereof, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

            (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral. Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.03, shall be entitled and empowered by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and/or interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee, and its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

            (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

            (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, shall be for the ratable benefit of the Noteholders.

            (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

      Section 5.04 Remedies; Priorities, (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, at the direction of the Majority Noteholders shall, do one or more of the following (subject to Section
5.05 hereof):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders; and

                  (iv) sell the Collateral or any portion thereof or rights or interest therein in a commercially reasonable manner, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default, unless (A) the Holders of 100% Percentage Interests of the Outstanding Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and/or interest or (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of not less than 66-2/3% Percentage Interests of the Outstanding Notes. In determining such sufficiency or insufficiency with respect to clause (B) and
(C) of this subsection (a)(iv), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

            (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

            FIRST: in the following order of priority: (a) to the Indenture Trustee, an amount equal to all unreimbursed Indenture Trustee Fees and indemnities and any other amounts payable to the Indenture Trustee pursuant to the Basic Documents and to the Indenture Trustee or Sale Agents, as applicable, all reasonable fees and expenses incurred by them and their agents and representatives in connection with the enforcement of the remedies provided for in this Article V, (b) to the Custodian, an amount equal to all unpaid Custodian Fees and indemnities and any other amounts payable to the Custodian pursuant to the Basic Documents, (c) to the Owner Trustee, an amount equal to all unreimbursed Owner Trustee Fee and indemnities and any other amounts payable to the Owner Trustee pursuant to the Basic Documents, and (d) to the Servicer, an amount equal to (i) all unreimbursed Servicing Compensation and (ii) all unreimbursed Nonrecoverable Servicing Advances;

            SECOND: the Hedge Funding Requirement to the appropriate Hedging Counterparties;

            THIRD: to the Noteholders pro rata, all amounts in respect of Monthly Interest due and owing under the Notes;

            FOURTH: to the Noteholders pro rata, all amounts in respect of unpaid principal of the Notes;

            FIFTH: to the Purchaser or any other Indemnified Party (as each such term is defined in the Note Purchase Agreement), amounts in respect of Issuer/Depositor Indemnities (as defined in the Trust Agreement) and to the Initial Noteholder, amounts in respect of Due Diligence Fees (as set forth in Section 11.15, of the Sale and Servicing Agreement) until such amounts are paid in full; and

            SIXTH: to the Owner Trustee, for any amounts to be distributed pro rata to the holders of the Trust Certificates pursuant to the Trust Agreement.

            The Indenture Trustee may fix a record date and payment date for any payment to be made to the Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder and the Issuer a notice that states the record date, the payment date and the amount to be paid.

      Section 5.05 Optional Preservation of the Collateral. If the Notes have been declared to be due and payable under Section 5.02 hereof following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

      Section 5.06 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (a) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

            (b) the Noteholders evidencing not less than 25% Percentage Interests of the Outstanding Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

            (c) such Noteholder or Noteholders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

            (d) the Indenture Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

            (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 30-day period by the Majority Noteholders.

            It is understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

            In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, neither of which evidences Percentage Interests of the Outstanding Notes greater than 50%, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture and shall have no obligation or liability to any such group of Noteholders for such action or inaction.

      Section 5.07 Unconditional Rights of Noteholders to Receive Principal and/or Interest. Notwithstanding any other provisions in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the applicable Maturity Date thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

      Section 5.08 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

      Section 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

      Section 5.11 Control by Noteholders. The Majority Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture;

            (b) subject to the express terms of Section 5.04(a)(iv) hereof, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by Holders of Notes representing Percentage Interests of the Outstanding Notes of not less than 100%;

            (c) if the conditions set forth in Section 5.05 hereof have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing Percentage Interests of the Outstanding Notes of less than 100% to sell or liquidate the Collateral shall be of no force and effect; and

            (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

            In connection with any sale of the Collateral in accordance with paragraph (c) above, the Majority Noteholders may, in their sole discretion appoint agents to effect the sale of the Collateral (such agents, "Sale Agents"), which Sale Agents may be Affiliates of any Noteholder. The Sale Agents shall be entitled to reasonable compensation in connection with such activities from the proceeds of such sale.

            Notwithstanding the rights of the Noteholders set forth in this
Section 5.11. subject to Section 6.01 hereof, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

      Section 5.12 Waiver of Past Defaults. The Majority Noteholders may waive any past Default or Event of Default and its consequences, except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

            Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

      Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to
(a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate Percentage Interests of the Outstanding Notes of more than 10% or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

      Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

      Section 5.16 Performance and Enforcement of Certain Obligations.

            (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Loan Originator and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or the Loan Purchase Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Loan Originator or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Loan Originator or the Servicer of each of their obligations under the Sale and Servicing Agreement and the Loan Purchase Agreement.

            (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Majority Noteholders shall, subject to
Section 5.06(c) exercise all rights, remedies, powers, privileges and claims of the Issuer against the Loan Originator or the Servicer under or in connection with the Sale and Servicing Agreement or the Loan Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Loan Originator or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

      Section 6.01 Duties of Indenture Trustee.

            (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (b) Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture to the extent specifically set forth herein.

            (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph(b) of this Section 6.01:

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 hereof; and

                  (iv) Reserved.

            (d) Reserved.

            (e) The Indenture Trustee shall not be liable for interest on any money received by it and held in a Trust Account except as may be provided in the Sale and Servicing Agreement or as the Indenture Trustee may agree in writing with the Issuer.

            (f) Money held in trust by the Indenture Trustee shall be segregated from other funds except to the extent permitted by law or the terms of this Indenture or the Sale and Servicing Agreement.

            (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that the Indenture Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses and provided, further, that nothing in this Section 6.01(g) shall be construed to limit the exercise by the Indenture Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the Indenture Trustee's fees and expenses pursuant to Section 6.07 hereof.

            (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.01.

            (i) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (other than an Event of Default pursuant to Section 5.01(a) or (b) hereof) unless a Responsible Officer of the Indenture Trustee shall have received written notice thereof or otherwise shall have actual knowledge thereof. In the absence of receipt of notice or such knowledge, the Indenture Trustee may conclusively assume that there is no Event of Default.

      Section 6.02 Rights of Indenture Trustee.

            (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

            (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

            (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

            (d) The Indenture Trustee shall not be liable for (i) any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith; or (ii) any action or inaction on the part of the Custodian.

            (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

      Section 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Section 6.11 hereof.

      Section 6.04 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

      Section 6.05 Notices of Default. If a Default occurs and is continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder and each party to the Master Disposition Confirmation Agreement notice of the Default within two Business Days after it receives actual notice of such occurrence.

      Section 6.06 Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder such information specifically requested by each Noteholder and in the Indenture Trustee's possession and as may be reasonably required to enable such Noteholder to prepare its federal and state income tax returns.

      Section 6.07 Compensation and Indemnity. As compensation for its services hereunder, the Indenture Trustee shall be entitled to receive, on each Payment Date, the Indenture Trustee's Fee pursuant to Section 8.02(c) hereof (which compensation shall not be limited by any law on compensation of a trustee of an express trust) and shall be entitled to reimbursement by the Servicer for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer agrees to cause the Servicer to indemnify the Indenture Trustee, the Paying Agent and their officers, directors, employees and agents against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by it or them in connection with the administration of this trust and the performance of its or their duties under the Basic Documents. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee so to notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its or their obligations hereunder. The Issuer shall, or shall cause the Servicer to, defend any such claim; provided, however, that if the defendants with respect to any such claim include the Issuer and/or the Servicer and the Indenture Trustee, and the Indenture Trustee shall have reasonably concluded that there may be legal defenses available to it which are different from or in addition to those defenses available to the Issuer or the Servicer, as the case may be, the Indenture Trustee shall have the right, at the expense of the Servicer, to select separate counsel to assert such legal defenses and to otherwise defend itself against such claim. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

            The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture and the termination or resignation of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(f) or (g) hereof with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

            Notwithstanding anything in this Section 6.07 to the contrary, all amounts due the Indenture Trustee hereunder shall be payable in the first instance by the Servicer and, if not paid by the Servicer within 60 days after payment is requested from the Servicer by the Indenture Trustee, in accordance with the priorities set forth in Section 5.01 of the Sale and Servicing Agreement.

      Section 6.08 Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The Majority Noteholders may remove the Indenture Trustee (with the consent of the Majority Certificateholders, not to be unreasonably withheld) by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee; provided, that all of the reasonable costs and expenses incurred by the Indenture Trustee in connection with such removal shall be reimbursed to it prior to the effectiveness of such removal. The Issuer shall remove the Indenture Trustee if:

            (a) the Indenture Trustee fails to comply with Section 6.11 hereof;

            (b) the Indenture Trustee is adjudged a bankrupt or insolvent;

            (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

            (d) the Indenture Trustee otherwise becomes incapable of acting.

            If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

            A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

            If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Majority Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

            If the Indenture Trustee fails to comply with Section 6.11 hereof, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

            Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.08, the Issuer's and the Administrator's obligations under
Section 6.07 hereof shall continue for the benefit of the retiring Indenture Trustee.

      Section 6.09 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, however, that such corporation or banking association shall otherwise be qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Majority Noteholders prior written notice of any such transaction.

            In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

      Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

            (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the

Collateral, or any part hereof, and, subject to the other provisions of this
Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08 hereof.

            (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

            (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, jointly with the Indenture Trustee, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

            (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 6.11 Eligibility. The Indenture Trustee shall (1) have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition or (ii) otherwise be acceptable in writing to the Majority Noteholders.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

      Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

      Section 7.02 Preservation of Information. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

      Section 7.03 144A Information. The Indenture Trustee, to the extent it has any such information in its possession, shall provide to any Noteholder and any prospective transferee designated by any such Noteholder information regarding the Notes and the Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) under the Securities Act for transfer of any such Note without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A under the Securities Act.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

      Section 8.01 Collection of Money. General. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V hereof.

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

      Section 8.02 Trust Accounts; Distributions.

            (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee for the benefit of the Noteholders, or on behalf of the Owner Trustee for the benefit of the Securityholders, the Trust Accounts as provided in the Sale and Servicing Agreement. The Servicer shall deposit amounts into each of the Trust Accounts in accordance with the terms hereof, the Sale and Servicing Agreement and the Payment Statements.

            (b) Collection Account. With respect to the Collection Account, the Paying Agent shall make such withdrawals and distributions as specified in
Section 5.01(c)(1) of the Sale and Servicing Agreement in accordance with the terms thereof.

            (c) Distribution Account. With respect to the Distribution Account, the Paying Agent shall make (i) such deposits as specified in Sections 5.01(c)(2)(A), 5.01(c)(2)(B), 5.05(e), 5.05(f), 5.05(g), and 5.05(h) of the Sale
and Servicing Agreement and (ii) such withdrawals and distributions as specified in Section 5.01(c)(3) of the Sale and Servicing Agreement in accordance with the terms thereof.

            (d) Transfer Obligation Account. With respect to the Transfer Obligation Account, the Paying Agent shall make (1) such deposits as specified in Section 5.01 (c)(3)(vii) of the Sale and Servicing Agreement and (ii) such withdrawals and distributions as specified in Sections 5.05(d), 5.05(e), 5.05(f), 5.05(g), 5.05(h), and 5.05(i) of the Sale and Servicing Agreement in accordance with the terms thereof.

            (e) Reserved.

            (f) Advance Account. With respect to the Advance Account, the Issuer shall cause the Servicer to make such withdrawals specified in Section 2.06 of the Sale and Servicing Agreement.

      Section 8.03 General Provisions Regarding Trust Accounts.

            (a) All or a portion of the funds in the Collection Account and the Transfer Obligation Account shall be invested in Permitted Investments in accordance with the provisions of Section 5.03(b) of the Sale and Servicing Agreement. The Indenture Trustee will not make any investment of any funds or sell any investment held in the Collection Account or the Transfer Obligation Account (other than in Permitted Investments in accordance with Section 5.03(b) of the Sale and Servicing Agreement) unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee by the Initial Noteholder or the Servicer, as the case may be.

            (b) Subject to Section 6.01(c) hereof, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Collection Account or the Transfer Obligation Account resulting from any loss on any Eligible Investment included therein.

            (c) If (i) the Initial Noteholder or the Servicer, as the case may be, shall have failed to give investment directions for any funds on deposit in the Collection Account or the Transfer Obligation Account to the Indenture Trustee by 2:00 p.m. New York City time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02 hereof or (iii) if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Collateral are being applied in accordance with Section 5.05 hereof as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Collection Account and the Transfer Obligation Account in one or more Permitted Investments specified in item (3) in the definition thereof.

      Section 8.04 The Paying Agent. The initial Paying Agent shall be the Servicer. The Paying Agent may be removed by the Initial Noteholder in its sole discretion at any time. Upon removal of the Paying Agent, the Initial Noteholder will appoint a successor Paying Agent within 30 days; provided that the Indenture Trustee will be the Paying Agent until such successor is appointed. Upon receiving written notice from the Initial Noteholder that the Paying Agent has been terminated, the Indenture Trustee will immediately terminate the Paying Agent's access to any and all Trust Accounts.

      Section 8.05 Release of Collateral.

            (a) Subject to the payment of its reasonable fees and expenses pursuant to Section 6.07 hereof, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments acceptable to it and prepared and delivered to it by the Issuer to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, without recourse, representation or warranty in a-manner as provided in the Custodial Agreement and under circumstances that are not inconsistent with the provisions of this Indenture and the other Basic Documents. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

            (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Noteholders (and their Affiliates), the Initial Noteholder, the Sales Agents, the Indenture Trustee, the Owner Trustee and the Custodian under the Basic Documents have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. At such time as the lien of this Indenture is released, the Indenture Trustee shall cause a termination statement to be filed in any jurisdiction where UCC financing statement has been filed hereunder with respect to the Collateral. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this subsection (b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel meeting the applicable requirements of Section 11.01 hereof.

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

      Section 8.06 Opinion of Counsel. Except to the extent specifically permitted by the terms of the Basic Documents, the Indenture Trustee shall receive at least seven Business Days' prior notice when requested by the Issuer to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments involved, and the Indenture Trustee may also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, from the Issuer concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

      Section 9.01 Supplemental Indentures Without the Consent of the Noteholders. Without the consent of any Noteholder but with prior notice to the Majority Noteholders, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, however, that such action shall not adversely affect the interests of the Noteholders; or

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI hereof.

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

            The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

      Section 9.02 Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with the consent of the Majority Noteholders, by Act of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of any Noteholder under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of each Noteholder affected thereby:

            (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal balance thereof, the interest rate thereon or the Termination Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V hereof, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

            (b) reduce the Percentage Interest, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

            (c) modify or alter the provisions of the definition of the term "Outstanding" or "Percentage Interest";

            (d) reduce the Percentage Interest of the Outstanding Notes, the consent of the Holders of which is required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.04 hereof;

            (e) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

            (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to adversely affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

            (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture.

            The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon each Noteholder, whether theretofore of thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

            In connection with requesting the consent of the Noteholders pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice prepared by the Issuer setting forth in general terms the substance of such supplemental indenture. It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

      Section 9.04 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      Section 9.05 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

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

                                    ARTICLE X

                         REDEMPTION OF NOTES; PUT OPTION

      Section 10.01 Redemption. The Servicer may, at its option, effect an early redemption of the Notes on any Payment Date on or after the Clean-up Call Date. The Servicer shall effect such early termination in the manner specified in and subject to the provisions of Section 10.02 of the Sale and Servicing Agreement.

            The Servicer shall furnish the Indenture Trustee with notice of any such redemption in order to facilitate the Indenture Trustee's compliance with its obligation to notify the Noteholders of such redemption in accordance with
Section 10.02 hereof.

      Section 10.02 Form of Redemption Notice. Notice of redemption under
Section 10.01 hereof shall be by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 10 days prior to the applicable Redemption Date to each Noteholder, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Noteholder's address or facsimile number appearing in the Note Register.

            All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) that on the Redemption Date Noteholders shall receive the Note Redemption Amount; and

                  (iii) the place where such Notes are to be surrendered for payment of the Termination Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02 hereof).

            Notice of redemption of the Notes shall be given by the Indenture Trustee in the name of the Issuer and at the expense of the Servicer. Failure to give to any Noteholder notice of redemption, or any defect therein, shall not impair or affect the validity of the redemption of any other Note.

      Section 10.03 Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.02 hereof (in the case of redemption pursuant to Section 10.01) hereof, on the Redemption Date become due and payable at the Note Redemption Amount and (unless the Issuer shall default in the payment of the Note Redemption Amount) no interest shall accrue thereon for any period after the date to which accrued interest is calculated for purposes of calculating the Note Redemption Amount. The Issuer may not redeem the Notes unless all outstanding obligations under the Notes have been paid in full.

      Section 10.04 Put Option. The Majority Noteholders may, at their option, put all or any portion of the Note Principal Balance of the Notes to the Issuer on any date upon giving notice in the manner set forth in Section 10.05. On each Put Date, the Issuer shall purchase the Note Principal Balance in the manner specified in and subject to the provisions of Section 10.04 of the Sale and Servicing Agreement.

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

      Section 10.05 Form of Put Option Notice. Notice of exercise of a Put Option under Section 10.04 hereof shall be given by the Majority Noteholders (including to the Indenture Trustee) by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 5 days prior to the date on which the Notes shall be repurchased by the Issuer.

      Section 10.06 Notes Payable on Put Date. The Note Principal Balance to be put to the Issuer shall, following notice of the exercise of the Put Option as required by Section 10.05 hereof, on the Put Date become due and payable at the Note Redemption Amount and (unless the Issuer shall default in the payment of the Note Redemption Amount) no interest shall accrue thereon for any period after the date to which accrued interest is calculated for purposes of calculating the Note Redemption Amount.

                                   ARTICLE XI

                                  MISCELLANEOUS

      Section 11.01 Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture (except with respect to the Servicer's servicing activity in the ordinary course of its business), the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

      Section 11.02 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Loan Originator, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Loan Originator, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that lie certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI hereof.

      Section 11.03 Acts of Noteholders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.03.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

            (c) The ownership of Notes shall be proved by the Note Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Noteholder shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

      Section 11.04 Notices, etc., to Indenture Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

                  (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (including by facsimile) to or with the Indenture Trustee at its Corporate Trust Office, or

                  (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and made, given, furnished, filed or transmitted via facsimile to the Issuer at: Option One Owner Trust 2003-4, c/o Wilmington Trust Company as Owner Trustee, One Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Department, telecopy number: (302) 636-4144, telephone number:
(302) 636-1000, or at any other address or facsimile number previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

      Section 11.05 Notices to Noteholders: Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have duly been given.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

      Section 11.06 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 11.07 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

      Section 11.08 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 11.09 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 11.10 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

      Section 11.11 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 11.12 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 11.13 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee; provided, however, that the expense of such Opinion of Counsel shall in no event be an expense of the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

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

      Section 11.14 Trust Obligation. No recourse may be taken, directly or indirectly. with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or, except as expressly provided for in
Article VI hereof, under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee, agent or "control person" within the meaning of the Securities Act and the Exchange Act, of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may expressly have agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary of the Issuer shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

      Section 11.15 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law, in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

      Section 11.16 Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may reasonably be requested and at the expense of the Servicer. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

      Section 11.17 Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2003-4, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

      IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                     OPTION ONE OWNER TRUST 2003-4

                                     By: Wilmington Trust Company not in its
                                         individual capacity but solely as Owner
                                         Trustee

                                     By: /s/ Joann A. Rozell
                                         ---------------------------------------
                                     Name: Joann A. Rozell
                                     Title: Financial Services Officer

                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, as Indenture
                                     Trustee

                                     By: _______________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________

                                 Signature Page
                                       to
                                   Indenture

      IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                     OPTION ONE OWNER TRUST 2003-4

                                     By: Wilmington Trust Company not in its
                                         individual capacity but solely as Owner
                                         Trustee

                                     By: _______________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________

                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, as Indenture
                                     Trustee

                                     By: /s/ Amy Doyle
                                         ---------------------------------------
                                     Name: Amy Doyle
                                     Title: Vice President

                                 Signature Page
                                       to
                                   Indenture

STATE OF DELAWARE
                         ss.:

COUNTY OF NEW CASTLE

      BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Joann A. Rozell, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as Owner Trustee on behalf of OPTION ONE OWNER TRUST 2003-4, a Delaware statutory trust, and that such person executed the same as the act of said statutory trust for the purpose and consideration therein expressed, and in the capacities therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ___ day of August, 2003.

                                            /s/ Anita E. Dallago
                                            -----------------------------------
                                            Notary Public

(Seal)
                                            ANITA E. DALLAGO
My commission expires:                      NOTARY PUBLIC
______________________                      MY Commission Expires August 3, 2003

                                 Signature Page
                                       to
                                   Indenture

STATE OF Maryland
                 ss.:
COUNTY OF Howard

      BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Amy Doyle, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 8th day of August, 2003.

                                            /s/ Lisa C. Carr
                                            -----------------------------------
                                            Notary Public

(Seal)

My commission expires:
______________________

LISA C. CARR
NOTARY PUBLIC
HOWARD COUNTY
MARYLAND
MY COMMISSION EXPIRES OCTOBER 17, 2005

                                 Signature Page
                                       to
                                   Indenture

                                    EXHIBIT A

                                 FORM OF NOTES

            THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE MAXIMUM NOTE PRINCIPAL BALANCE SHOWN ON THE FACE HEREOF. ANY PURCHASER OF THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE INDENTURE TRUSTEE.

            THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

            THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(l), (2),(3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

            THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN
SATISFIED: PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-

HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER").

Maximum Note Principal Balance: $___________________________
Initial Percentage Interest: ________%
No.________

                          OPTION ONE OWNER TRUST 2003-4

                              MORTGAGE-BACKED NOTES

            OPTION ONE OWNER TRUST 2003-4, a Delaware statutory trust (the "Issuer"), for value received, hereby promises to pay to_____________________, or registered assigns (the "Noteholder"), the principal sum of__________________ ($_________) or so much thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Sale and Servicing Agreement and the Indenture. Principal of this Note is payable on each Payment Date in an amount equal to the result obtained by multiplying (i) the Percentage Interest of this Note by (ii) the principal amount distributed in respect of such Payment Date.

            The Outstanding Note Principal Balance of this Note bears interest at the Note Interest Rate. On each Payment Date amounts in respect of interest on this Note will be paid in an amount equal to the result obtained by multiplying (i) the Percentage Interest of this Note by (ii) the aggregate amount paid in respect of interest on the Notes with respect to such Payment Date.

            Capitalized terms used but not defined herein have the meanings set forth in the Indenture (the "Indenture"), dated as of August 8, 2003 between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee") or, if not defined therein, the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of August 8, 2003 among the Issuer, the Depositor, the Servicer, the Loan Originator and the Indenture Trustee on behalf of the Noteholders.

            By its acceptance of this Note, each Noteholder covenants and agrees, until the earlier of (a) the termination of the Revolving Period and (b) the Maturity Date, on each Transfer Date to advance amounts in respect of Additional Note Principal Balance hereunder to the Issuer, subject to and in accordance with the terms of the Indenture, the Sale and Servicing Agreement and the Note Purchase Agreement.

            In the event of an advance of Additional Note Principal Balance by the Noteholders as provided in Section 2.0l(c) of the Sale and Servicing Agreement, each Noteholder shall, and is hereby authorized to, record on the schedule attached to its Note the date and amount of any Additional Note Principal Balance advanced by it, and each repayment thereof; provided that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder's rights with respect to its Additional Note Principal Balance and its right to receive interest payments in respect of the Additional Note Principal Balance held by such Noteholder.

            Absent manifest error, the Note Principal Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture

Trustee and the Issuer; provided that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive principal and interest payments in respect thereof.

            The Servicer may, at its option, effect an early redemption of the Notes for an amount equal to the Note Redemption Amount on any Payment Date on or after the Clean-up Call Date. The Servicer shall effect such early termination by providing notice thereof to the Indenture Trustee and Owner Trustee and by purchasing all of the Loans at a purchase price, payable in cash, equal to the Termination Price.

            Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

            Unless the Certificate of authentication hereon shall have been executed by an authorized officer of the Indenture Trustee, by manual signature, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture or the Sale and Servicing Agreement and/or be valid for any purpose.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK AND WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PROVISIONS THEREOF.

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: [________________]

                                        OPTION ONE OWNER TRUST 2003-4

                                        By: Wilmington Trust Company not in its
                                            individual capacity but solely as
                                            Owner Trustee

                                        By:
                                                  Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: [_________________]

                                      WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION, as Indenture Trustee

                                      By:
                                                Authorized Signatory

                                [Reverse of Note]

            This Note is one of the duly authorized Notes of the Issuer, designated as its Mortgage-Backed Notes (herein called the "Notes"), all issued under the Indenture. Reference is hereby made to the Indenture and all indentures supplemental thereto, and the Sale and Servicing Agreement for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture or the Sale and Servicing Agreement, the provisions of the Indenture or the Sale and Servicing Agreement, as applicable, shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture and the Sale and Servicing Agreement.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture and the Sale and Servicing Agreement.

            The entire unpaid principal amount of this Note shall be due and payable on the earlier of the Maturity Date, the Redemption Date and the Final Put Date, if any, pursuant to Articles X of the Sale and Servicing Agreement and the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Majority Noteholders, has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Holders of the Notes entitled thereto.

            The Collateral secures this Note and all other Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note. The Notes are nonrecourse obligations of the Issuer and are limited in right of payment to amounts available from the Collateral, provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personality liable for any amounts payable, or performance due, under the Notes or the Indenture.

            Any installment of interest or principal on this Note shall be paid on the applicable Payment Date to the Person in whose name this Note (or one or more Predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.

            Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any increase in the principal amount of this Note (or any one or more Predecessor Notes) effected by payments to the Issuer of Additional Note Principal Balances shall be binding upon the Issuer and shall inure to the benefit of all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Transfer Agent's Medallion Program ("STAMP"), and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in-the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director employee or "control person" within the meaning of the 1933 Act and the Exchange Act of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder, by acceptance of a Note, agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer. Each Noteholder, by its acceptance of a Note, represents and warrants that the number of ICA Owners with respect to all of its Notes shall not exceed four.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Holders of Notes representing specified Percentage Interests of the Outstanding Notes, on behalf of all of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in-lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                          ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:_________________________________________________________________
                        (name and address of assignee)
the within Note and all rights thereunder, aid hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________

                                        _____________________________________*/

                                        Signature Guaranteed:
                                        _____________________________________*/

_____________________________
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of STAMP.

                                Schedule to Note
                         dated as of [_________________]
                        of OPTION ONE OWNER TRUST 2003-4

                        Amount of
Date of advance        advance of
 of Additional       Additional Note                             Aggregate Note
Note Principal          Principal            Percentage            Principal           Note Principal
    Balance              Balance              Interest              Balance            Balance of Note
---------------      ---------------         ----------          ---------------       ---------------
                                                100%
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------
---------------      ---------------         ----------          ---------------       ---------------

                                   EXHIBIT B-l

                    FORM OF RULE 144A TRANSFEROR CERTIFICATE

Wells Fargo Bank Minnesota, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

            Re: Option One Owner Trust 2003-4

            Reference is hereby made to the Indenture dated as of August 8, 2003 (the "INDENTURE") between Option One Owner Trust 2003-4 (the "TRUST") and Wells Fargo Bank Minnesota. National Association (the "INDENTURE TRUSTEE"). Capitalized terms used but not defined herein shall have the meanings given to them in the Sale and Servicing Agreement dated as of August 8, 2003 among the Trust, Option One Loan Warehouse Corporation (the "DEPOSITOR"), Option One Mortgage Corporation (the "SERVICER" and the "LOAN ORIGINATOR") and the Indenture Trustee.

            The undersigned (the "TRANSFEROR") has requested a transfer of $________________________ current principal balance Notes to [insert name of transferee].

            In connection with such request, and in respect of such Notes, the Transferor hereby certifies that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture and the Notes and
(ii) Rule 144A under the Securities Act of 1933, as amended to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor.

                                             ___________________________________
                                             [Name of Transferor]

                                             By:________________________________
                                             Name:
                                             Title:

Dated: _______________________,_____________

                                   EXHIBIT B-2

                       FORM OF TRANSFEREE CERTIFICATE FOR
                       INSTITUTIONAL ACCREDITED INVESTOR

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services - Option One Owner Trust 2003-4

            Re: Option One Owner Trust 2003-4

            In connection with our proposed purchase of $__________________Note Principal Balance Mortgage-Backed Notes (the "Offered Notes") issued by Option One Owner Trust 2003-4, we confirm that:

            (1) We understand that the Offered Notes have not been, and will not be. registered under the Securities Act of 1933, as amended (the "1933 ACT") or any state securities laws, and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Offered Notes we will do so only (A) pursuant to a registration statement which has been declared effective under the 1933 Act. (B) for so long as the Offered Notes are eligible for resale pursuant to Rule 144A under the 1933 Act, to a Person we reasonably believe is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A. (C) to an institutional "accredited investor" within the meaning of subparagraph (a)(l), (2), (3) or (7) of Rule 501 under the 1933 Act (an "INSTITUTIONAL ACCREDITED INVESTOR") that is acquiring the Offered Notes for its own account, or for the account of such an Institutional Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the 1933 Act, in each case in compliance with the requirements of the Indenture dated as of August 8, 2003 between Option One Owner Trust 2003-4 and Wells Fargo Bank Minnesota National Association, as Indenture Trustee, and applicable state securities laws; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Offered Notes from us a notice advising such purchaser that resales of the Offered Notes are restricted as stated herein.

            (2) We understand that, in connection with any proposed resale of any Offered Notes to an Institutional Accredited Investor, we will be required to furnish to the Indenture Trustee and the Depositor a certification from such transferee as provided in Section 2.12 of the Indenture to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and applicable state securities laws. We further understand that the Offered Notes purchased by us will bear a legend to the foregoing effect.

            (3) We are acquiring the Offered Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the 1933 Act. We have such knowledge and experience in financial and business matters as to be capable of

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evaluating the merits and risks of our investment in the Offered Notes, and we and any account for which we are acting are each able to bear the economic risk of such investment.

            (4) We are an Institutional Accredited Investor and we are acquiring the Offered Notes purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

            (5) We have received such information as we deem necessary in order to make our investment decision.

            (6) We either (i) are not, and are not acquiring the Offered Notes on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA or Section 4975 of the Code, or
(b) are, or are acquiring the Offered Notes on behalf of or with the assets of an employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA of Section 4975 of the Code and the conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts), PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts), and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

            Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Indenture.

            You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                             ___________________________________
                                             [Name of Transferor]

                                             By:________________________________
                                             Name:
                                             Title:

Dated: ____________________,________

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                                   EXHIBIT B-3

                    FORM OF RULE 144A TRANSFEREE CERTIFICATE

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services - Option One Owner Trust 2003-4

            Re: Option One Owner Trust 2003-4

            1. The undersigned is the ________________________ of___________
_____________ (the "INVESTOR"), a [corporation duly organized] and existing under the laws of ___________________________ on behalf of which he makes this affidavit.

            2. The Investor either (i) is not, and is not acquiring the Offered Notes on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA or Section 4975 of the Code, or (b) is, or is acquiring the Offered Notes on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA of Section 4975 of the Code and the conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager'), PTCE 93-60 (relating to transactions involving insurance company general accounts), PTCE 91-3f (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts), and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

            3. The Investor understands that the Offered Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws, and may not be sold except as permitted in the following sentence. The Investor agrees, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if it should sell any Offered Notes it will do so only (A) pursuant to a registration statement which has been declared effective under the 1933 Act, (B) for so long as the Offered Notes are eligible for resale pursuant to Rule 144A under the 1933 Act, to a Person it reasonably believes is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" within the meaning of subparagraph (a)(1),
(2), (3) or (7) of Rule 501 under the 1933 Act (an "Institutional Accredited Investor") that is acquiring the Offered Notes for its own account, or for the account of such an Institutional Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the 1933 Act, in each case in compliance with the requirements of the Indenture dated as of August 8, 2003 between Option One Owner Trust 2003-4 and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, and applicable state securities laws; and the Investor further agrees, in the capacities stated above, to provide to any person purchasing any of the Offered Notes from it a notice advising such purchaser that resales of the Offered Notes are restricted as stated herein.

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                   [FOR TRANSFERS IN RELIANCE UPON RULE 144A]

            4. The Investor is a "qualified institutional buyer" (as such term is defined under Rule 144A under the Securities Act of 1933, as amended (the "1933 ACT"), and is acquiring the Offered Notes for its own account or as a fiduciary or agent for others (which others also are "qualified institutional buyers"). The Investor is familiar with Rule 144A under the 1933 Act, and is aware that the transferor of the Offered Notes and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the 1933 Act provided by Rule 144A.

                                             ___________________________________
                                             [Name of Transferor]

                                             By:________________________________
                                             Name:
                                             Title:

Dated: __________________,__________

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                                    EXHIBIT C

            THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

            THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

            THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A"PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN
SATISFIED: PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER").

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